Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Aggressive Income Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 1/31/07 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: April 2, 2007
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                                          By: /s/ Jean Bernhard Buttner
                                              ----------------------------------
                                                    Jean Bernhard Buttner
                                                    Chairman and President
                                              Value Line Aggressive Income Trust

                                                             Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen R. Anastasio, Treasurer of the Value Line Aggressive Income Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 1/31/07 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: April 2, 2007
      -------------

                                          By: /s/ Stephen R. Anastasio
                                              ----------------------------------
                                                     Stephen R. Anastasio
                                                           Treasurer
                                              Value Line Aggressive Income Trust